UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	Zip Code
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ryder System, Inc. (the “Company”) has announced that Mr. Dennis Cooke will be leaving his position as President, Global Fleet Management Solutions (“FMS”), effective as of August 29, 2019. Mr. Cooke will remain with the Company until November 30, 2019 to ensure an effective business transition. In connection with his departure, Mr. Cooke will be entitled to the benefits payable pursuant to his existing severance agreement with the Company, as described in the Company’s 2019 Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2019.

Mr. John Diez, the Company's current President, Dedicated Transportation Solutions (“DTS”), has been appointed to succeed Mr. Cooke as President, FMS, effective August 29, 2019. Mr. Diez joined the Company in 2002 and has since held various executive positions, including as Senior Vice President of Asset Management from January 2011 to February 2014, Senior Vice President of Ryder Dedicated from March 2014 to February 2015, and most recently as President, DTS since March 2015.

Effective upon Mr. Cooke’s departure, the Company’s supply chain solutions (“SCS”) and DTS businesses will be consolidated under the leadership of J. Steven Sensing, current President of SCS.

There are no family relationships between Mr. Diez and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with Mr. Diez requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On August 29, 2019, the Company issued a press release announcing Mr. Cooke’s departure from the Company and related organizational changes. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d) Exhibits

The following exhibit is furnished as part of this report on Form 8-K:

Exhibit 99.1	Press Release, dated August 29, 2019, relating to management changes in Fleet Management and Dedicated Solutions Businesses
Exhibit 104	Cover Page Interactive Data File - The cover page of this Current Report on Form 8-K filed on August 29, 2019, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
Robert D. Fatovic Executive Vice President, Chief Legal Officer and Corporate Secretary